Prospectus
May 1, 2020

Tri-Continental Corporation
NYSE: TY
Tri-Continental Corporation (the Fund) seeks future growth of both capital and income while providing reasonable current income.
This prospectus sets forth the information that a prospective investor should know about the Fund before investing. Investors are advised to read this prospectus carefully and to retain it for future reference. Additional information about the Fund, including a Statement of Additional Information (SAI) dated May 1, 2020, has been filed with the Securities and Exchange Commission. The SAI and the Fund’s most recent annual and semiannual reports to stockholders are available upon request and without charge by writing to Columbia Management Investment Services Corp. (the Service Agent), the Fund’s stockholder servicing, dividend paying and transfer agent, at P.O. Box 219371, Kansas City, MO 64121-9371 or calling the Service Agent at 800.345.6611, option 3. Investors may also write or call the Service Agent in order to request other available information or to make stockholder inquiries. The SAI is incorporated herein by reference in its entirety and its table of contents appears on page 35 of this prospectus. The 2019 annual report contains financial statements of the Fund for the year ended December 31, 2019, which are incorporated by reference into the SAI. The SAI and the Fund’s most recent annual and semiannual reports are also available at www.columbiathreadneedleus.com. The website references in this prospectus are inactive textual references and information contained in or otherwise accessible through the referenced website does not form a part of this prospectus. The Securities and Exchange Commission maintains a website (www.sec.gov) that contains the prospectus, SAI, material incorporated by reference, and other information filed electronically by the Fund.
The Fund is a diversified, closed-end management investment company — a publicly traded management investment company. The Fund’s shares of common stock (the Common Stock) trade primarily on the New York Stock Exchange (the Exchange) under the symbol “TY.” The closing market price of the Common Stock on February 29, 2020 was $25.33 per share.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual reports to stockholders will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive stockholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive stockholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611, option 3, or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your stockholder reports. If you invest directly with the Fund, you can call 800.345.6611, option 3, to let the Fund know you wish to continue receiving paper copies of your stockholder reports. Your election to receive paper reports will apply to the Fund and all other Columbia Funds held in your account if you invest through a financial intermediary or to the Fund and all other Columbia Funds held with the fund complex if you invest directly with the Fund.
Common Stock ($0.50 par value)
The Securities and Exchange Commission has neither approved nor disapproved these securities, and it has not determined this prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

2

Tri-Continental Corporation
Summary of the Fund
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund’s Common Stock.

Stockholder Transaction Expenses
Cash Purchase Plan Fees	$2.00 (a)

Annual Expenses (as a percentage of net assets attributable to common shares)
Management fees(b)	0.42%
Other expenses(c)	0.06%
Acquired fund fees and expenses	0.06%
Total Annual Expenses Before Impact of Dividends on Preferred Stock(d)	0.54%
Impact of Dividends on Preferred Stock	0.12%
Total Annual Expenses, including Impact of Dividends on Preferred Stock	0.66%
(a)	Stockholders participating in the Fund’s Cash Purchase Plan (the Cash Purchase Plan) pay a $2.00 fee per cash purchase transaction; there is no fee for automatic dividend re-investment transactions in the Fund’s Automatic Dividend Investment Plan (the Automatic Dividend Investment Plan). See Buying and Selling Shares – Buying Shares – Investment Plans for a description of the related services.
(b)	The Fund’s management fee is 0.415% of the Fund’s average daily net assets (which includes assets attributable to the Fund’s common and preferred stock) and is borne by the holders of the Fund’s common stock (Common Stockholders). The management rate noted in the table reflects the rate paid by Common Stockholders as a percentage of the Fund’s net assets attributable to Common Stock.
(c)	Other expenses have been restated to reflect current fees paid by the Fund.
(d)	“Total Annual Expenses Before Impact of Dividends on Preferred Stock” include acquired fund fees and expenses (expenses the Fund incurs indirectly through its investments in other investment companies) and may be higher than “Expenses to average net assets for Common Stock” shown in the Financial Highlights section of this prospectus because “Expenses to average net assets for Common Stock” does not include acquired fund fees and expenses.
Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:
■	you invest $1,000 in the Fund for the periods indicated,
■	your investment has a 5% return each year, and
■	the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above (including the impact of dividends on preferred stock).
Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Tri-Continental Corporation Common Stock	$7	$21	$37	$82
If dividends on the Fund’s $2.50 cumulative preferred stock (Preferred Stock) were not included, the total expenses incurred for 1, 3, 5 and 10 years would be $6, $17, $30 and $68, respectively.
The purpose of the tables above is to assist you in understanding the various costs and expenses you will bear directly or indirectly. For more complete descriptions of the various costs and expenses, see More Information About the Fund – Management of the Fund and Buying and Selling Shares – Buying Shares.
Prospectus Summary
The following is qualified in its entirety by the more detailed information included elsewhere in this prospectus.
The Fund is a Maryland corporation formed in 1929 by the consolidation of two predecessor corporations. It is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified management investment company of the closed-end type. The Fund’s Common Stock is listed on the Exchange under the symbol
Prospectus 2020	3

Tri-Continental Corporation
Summary of the Fund (continued)
“TY.” The average weekly trading volume on that and other exchanges during 2019 was 256,590 shares. The Fund’s Common Stock has historically been traded on the market at less than net asset value. As of February 29, 2020, the Fund had 53,509,011 shares of Common Stock outstanding and net assets attributable to Common Stock of $1,528,241,136.
This prospectus applies to all shares of Common Stock purchased under the Fund’s Cash Purchase Plan and to all shares of Common Stock issued upon exercise of the Fund’s issued and outstanding warrants (the Warrants). See Buying and Selling Shares. The shares of Common Stock covered by this prospectus also may be issued from time to time by the Fund to acquire the assets of personal holding companies, private investment companies or publicly owned investment companies. See Additional Information – Issuance of Shares in Connection with Acquisitions.
The Fund’s objective is to produce future growth of both capital and income while providing reasonable current income. There can be no assurance that this objective will be achieved. The Fund invests primarily for the longer term and has no charter restrictions with respect to such investments.
With respect to the Fund’s investments, assets may be held in cash or invested in all types of securities in whatever amounts or proportions the Investment Manager (defined below) believes is best suited to current and anticipated economic and market conditions. These may include preferred and common stocks, debt securities, repurchase agreements, derivatives (including futures contracts), illiquid securities and securities of foreign issuers (including emerging markets issuers), each of which could involve certain risks. The Fund also employs leverage through its outstanding shares of Preferred Stock. See More Information About the Fund – Investment Objective and Policies below.
Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is the investment manager of the Fund. Columbia Management also serves as administrative services agent to the Fund and provides or compensates others to provide accounting, treasury and other services to the Fund and to other funds in the Columbia Fund Family, which includes the Fund.
The management fee rate for the year ended December 31, 2019 was equivalent to 0.42% of the Fund’s average daily net assets attributable to Common Stock. See More Information About the Fund – Management of the Fund for more information.
Shares of Common Stock covered by this prospectus may be purchased and sold from time to time by the Service Agent, as directed by the stockholders of accounts held directly with the Fund and not through a financial intermediary (Direct-at-Fund Accounts). See Buying and Selling Shares. Shares will be purchased on the Exchange or elsewhere when the market price of the Common Stock is equal to or less than its net asset value, and any brokerage commissions applicable to such purchases will be charged pro rata to the Direct-at-Fund Account stockholders directing such purchases. Shares will be purchased from the Fund at net asset value when the net asset value is lower than the market price, all as more fully described in this prospectus.
The Fund’s Board of Directors (the Board) re-approved the Fund’s stock repurchase program for 2020. Identical to the Fund’s 2019 stock repurchase program, under the Fund’s 2020 stock repurchase program, the Fund repurchases up to 5% of the Fund’s outstanding Common Stock during the year directly from stockholders and in the open market, provided that, with respect to shares purchased in the open market, the excess of the net asset value of a share of Common Stock over its market price (the discount) is greater than 10%. During 2019, the Fund purchased 1,158,674 shares of Common Stock in the open market. The intent of the stock repurchase program is, among other things, to moderate the growth in the number of shares of Common Stock outstanding, increase the net asset value (NAV) of the Fund’s outstanding shares, reduce the dilutive impact on stockholders who do not take capital gains distributions in additional shares and increase the liquidity of the Fund’s Common Stock in the marketplace.
4	Prospectus 2020

Tri-Continental Corporation
Financial Highlights
The Fund’s Financial Highlights for the eight most recent fiscal years have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request. The information for the prior fiscal years has been derived from the financial statements audited by the Fund’s former independent registered public accounting firm. The Financial Highlights should be read in conjunction with the financial statements and notes contained in the Fund’s 2019 annual report, which may be obtained from the Service Agent as provided in this Prospectus.
Per share operating performance data is designed to allow you to trace the operating performance, on a per Common Stock share basis, from the beginning net asset value to the ending net asset value, so that you can understand what effect the individual items have on your investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common Stock share amounts, using average Common Stock shares outstanding during the period.
Total return measures the Fund’s performance assuming that you purchased shares of the Fund at the market price or net asset value as of the beginning of the period, invested all Fund distributions, and then sold your shares at the closing market price or net asset value per share on the last day of the period. The computations do not reflect any sales commissions or transaction costs you may incur in purchasing or selling shares of the Fund or taxes investors may incur on distributions or on the sale of shares of the Fund.
The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover may be higher.
The ratios of expenses and net investment income to average net assets for Common Stock for the periods presented do not reflect the effect of dividends paid to holders of the Fund’s Preferred Stock.
Prospectus 2020	5

Tri-Continental Corporation
Financial Highlights (continued)

Year ended December 31,	2019	2018	2017
Per share data
Net asset value, beginning of period	$26.58	$29.88	$25.91
Income from investment operations:
Net investment income	1.03	0.99	0.93
Net realized and unrealized gain (loss)	5.39	(2.35)	4.24
Total from investment operations	6.42	(1.36)	5.17
Less distributions to Stockholders from:
Net investment income — Preferred Stock	(0.04)	(0.03)	(0.03)
Net investment income — Common Stock	(1.01)	(0.96)	(1.07)
Net realized gains — Common Stock	(0.92)	(0.95)	(0.10)
Total distributions to Stockholders	(1.97)	(1.94)	(1.20)
Dilution in net asset value from dividend reinvestment	—	—	—
Increase resulting from share repurchases	—	—	—
Capital stock transactions at market price	—	—	—
Net asset value, end of period	$31.03	$26.58	$29.88
Adjusted net asset value, end of period(a)	$30.92	$26.48	$29.77
Market price, end of period	$28.20	$23.52	$26.94
Total return
Based upon net asset value	25.20%	(4.10)%	20.82%
Based upon market price	28.59%	(5.88)%	28.00%
Ratios to average net assets
Expenses to average net assets for Common Stock(b)	0.49%	0.49%	0.49%
Net investment income to average net assets for Common Stock	3.32%	3.14%	3.21%
Supplemental data
Net assets, end of period (000's):
Common Stock	$1,664,401	$1,431,211	$1,637,553
Preferred Stock	$37,637	$37,637	$37,637
Total net assets	$1,702,038	$1,468,848	$1,675,190
Portfolio turnover	60%	63%	95%

Notes to Financial Highlights
(a)	Assumes the exercise of outstanding warrants.
(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
6	Prospectus 2020

Tri-Continental Corporation
Financial Highlights (continued)
2016	2015	2014	2013	2012	2011	2010

$23.49	$24.76	$23.11	$18.77	$16.77	$15.96	$13.73

0.90	0.81	0.73	0.69	0.63	0.33	0.30
2.33	(1.37)	1.70	4.36	2.00	0.79	2.28
3.23	(0.56)	2.43	5.05	2.63	1.12	2.58

(0.03)	(0.03)	(0.03)	(0.03)	(0.03)	(0.03)	(0.03)
(0.91)	(0.81)	(0.75)	(0.68)	(0.60)	(0.28)	(0.25)
—	—	—	—	—	—	—
(0.94)	(0.84)	(0.78)	(0.71)	(0.63)	(0.31)	(0.28)
(0.06)	(0.05)	—	—	—	—	—
0.19	0.18	—	—	—	—	—
—	—	—	—	—	—	(0.07)
$25.91	$23.49	$24.76	$23.11	$18.77	$16.77	$15.96
$25.83	$23.42	$24.68	$23.04	$18.71	$16.72	$15.90
$22.05	$20.02	$21.41	$19.98	$16.00	$14.23	$13.76

15.25%	(1.36%)	11.09%	27.76%	16.24%	7.15%	18.58%
15.08%	(2.78%)	11.11%	29.58%	16.77%	5.46%	21.85%

0.50%	0.50%	0.49%	0.50%	0.52%	0.59%	0.60%
3.59%	3.16%	2.91%	3.12%	3.28%	1.80%	1.84%

$1,470,843	$1,382,712	$1,511,285	$1,435,734	$1,183,285	$1,078,160	$1,061,251
$37,637	$37,637	$37,637	$37,637	$37,637	$37,637	$37,637
$1,508,480	$1,420,349	$1,548,922	$1,473,371	$1,220,922	$1,115,797	$1,098,888
82%	76%	76%	62%	68%	97%	86%

Prospectus 2020	7

Tri-Continental Corporation
Financial Highlights (continued)
Senior Securities — $2.50 Cumulative Preferred Stock
The following information is being presented with respect to the Fund’s Preferred Stock. The “Total Shares Outstanding” column presents the number of shares of Preferred Stock outstanding at the end of each year presented. “Year-End Asset Coverage Per Share” represents the total amount of net assets of the Fund in relation to each share of Preferred Stock outstanding as of the end of the respective year. The “Involuntary Liquidation Preference Per Share” is the amount each share of Preferred Stock would be entitled to upon involuntary liquidation of these shares. The “Average Daily Market Value Per Share” is the average daily market price per share of Preferred Stock throughout each respective year.

Year	Total Shares Outstanding	Year-End Asset Coverage Per Share	Involuntary Liquidation Preference Per Share	Average Daily Market Value Per Share
2019	752,740	$2,261	$50	$53.19
2018	752,740	1,951	50	50.71
2017	752,740	2,225	50	50.75
2016	752,740	2,004	50	51.61
2015	752,740	1,887	50	49.92
2014	752,740	2,058	50	46.32
2013	752,740	1,957	50	48.50
2012	752,740	1,622	50	50.02
2011	752,740	1,482	50	46.33
2010	752,740	1,460	50	46.62
Outstanding Fund Securities at February 29, 2020

Title of Class	Amount Authorized	Amount Held by Fund or for its Account	Amount Outstanding Exclusive of Amount Held by Fund
$2.50 Cumulative Preferred Stock, $50 par value	1,000,000 shares	0 shares	752,740 shares
Common Stock, $0.50 par value	159,000,000 shares*	0 shares	53,509,011 shares
Warrants to purchase Common Stock	8,043 warrants	0 warrants	8,043 warrants
*	194,560 shares of Common Stock were reserved for issuance upon the exercise of the Warrants.
8	Prospectus 2020

Tri-Continental Corporation
Financial Highlights (continued)
Share Price Data
The Fund’s Common Stock is traded primarily on the Exchange. The following table shows the high and low closing prices of the Fund’s Common Stock on the composite tape for issues listed on the Exchange for each calendar quarter since the beginning of 2018, as well as the net asset values and the range of the percentage discounts to net asset value per share that correspond to such prices.

	Market Price		Corresponding NAV		Corresponding % Discount to NAV
	High	Low	High	Low	High	Low
2018
1 st Quarter	28.22	25.87	31.37	29.15	(10.04)	(11.25)
2 nd Quarter	27.61	25.74	30.97	29.09	(10.85)	(11.52)
3 rd Quarter	28.15	26.48	31.50	29.89	(10.63)	(11.41)
4 th Quarter	28.00	22.12	31.48	25.33	(11.05)	(12.67)
2019
1 st Quarter	26.53	23.25	29.66	26.13	(10.55)	(11.02)
2 nd Quarter	27.36	25.65	30.60	28.76	(10.59)	(10.81)
3 rd Quarter	27.66	26.02	30.55	28.97	(9.46)	(10.18)
4 th Quarter	28.84	26.68	31.78	29.22	(9.25)	(8.69)
2020
1 st Quarter	29.05	17.61	32.04	21.12	(9.33)	(16.62)
The Fund’s Common Stock has historically traded on the market at less than net asset value. The closing market price, net asset value and percentage discount to net asset value per share of the Fund’s Common Stock on March 31, 2020 were $20.91, $24.18, and (13.52)%, respectively.
Prospectus 2020	9

Tri-Continental Corporation
More Information About the Fund
The Fund
The Fund is a Maryland corporation formed in 1929 by the consolidation of two predecessor corporations. It is registered under the 1940 Act as a diversified management investment company of the closed-end type.
Investment Objective and Policies
The Fund seeks to produce future growth of both capital and income while providing reasonable current income. The Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Directors without stockholder approval. Because any investment involves risk, there is no assurance the Fund’s investment objective will be achieved.
The Fund invests primarily for the longer term and has no charter restrictions with respect to such investments. With respect to the Fund’s investments, assets may be held in cash or invested in all types of securities, that is, in common stocks, bonds, convertible bonds (including high yield instruments), debentures, notes, preferred and convertible preferred stocks, rights, and other securities or instruments, in whatever amounts or proportions the Investment Manager believes best suited to current and anticipated economic and market conditions.
The Fund may invest in debt/fixed income instruments and convertible securities that, at the time of purchase, are rated below investment grade or are unrated but determined to be of comparable quality (commonly referred to as “high yield” investments or “junk” bonds). The Fund may invest in debt instruments of any maturity and does not seek to maintain a particular dollar-weighted average maturity. A bond is issued with a specific maturity date, which is the date when the issuer must pay back the bond’s principal (face value). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond’s maturity, the more price risk the Fund and the Fund’s investors face as interest rates rise, but the Fund could receive a higher yield in return for that longer maturity and higher interest rate risk.
The Fund may invest up to 25% of its net assets in foreign investments, including emerging markets. The Fund also employs leverage through its outstanding shares of Preferred Stock.
The Fund may invest in privately placed and other securities or instruments that are purchased and sold pursuant to Rule 144A or other exemptions under the Securities Act of 1933, as amended, subject to certain regulatory restrictions.
The Fund may invest in derivatives, such as futures contracts (including equity futures and index futures), to equitize cash.
As of March 31, 2020, the Fund had invested 70.1% of its net assets in equity securities, 15.3% of its net assets in debt/fixed income instruments and 13.6% of its net assets in convertible securities.
The Fund’s present investment policies, in respect to which it has freedom of action, are:
■	it keeps investments in individual issuers within the limits permitted diversified companies under the 1940 Act (i.e., 75% of its total assets must be represented by cash items, government securities, securities of other investment companies, and securities of other issuers which, at the time of investment, do not exceed 5% of the Fund’s total assets at market value in the securities of any issuer and do not exceed 10% of the voting securities of any issuer);
■	it does not make investments with a view to exercising control or management except that, as of the date hereof, it has an investment in Seligman Data Corp., the former shareholder servicing agent for the Fund;
■	it ordinarily does not invest in other investment companies, but it may purchase up to 3% of the voting securities of such investment companies, provided purchases of securities of a single investment company do not exceed in value 5% of the total assets of the Fund and all investments in investment company securities do not exceed 10% of total assets; and
■	it has no fixed policy with respect to portfolio turnover and purchases and sales in the light of economic, market and investment considerations. The portfolio turnover rates for the ten fiscal years ended December 31, 2019 are shown under Financial Highlights.
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Tri-Continental Corporation
More Information About the Fund (continued)
The foregoing investment objective and policies may be changed by the Fund’s Board without stockholder approval, unless such a change would change the Fund’s status from a “diversified” to a “non-diversified” company under the 1940 Act. For purposes of applying the limitation set forth in its issuer diversification policy, under certain circumstances, the Fund may treat an investment, if any, in a municipal bond refunded with escrowed U.S. Government securities as an investment in U.S. Government securities.
The Fund has fundamental policies relating to the issuance of senior securities, the borrowing of money, the underwriting of securities of other issuers, the concentration of investments in a particular industry or groups of industries, the purchase or sale of real estate, the purchase or sale of commodities or commodity contracts, and the making of loans. These policies may not be changed without a vote of stockholders. A more detailed description of the Fund’s investment policies, including a list of those restrictions on the Fund’s investment activities which cannot be changed without such a vote, appears in the SAI. Within the limits of these fundamental policies, the Investment Manager has reserved freedom of action.
The Fund may not invest 25% or more of its total assets in securities of companies in any one industry. The Fund may, however, invest a substantial percentage of its assets in certain industries or economic sectors believed to offer good investment opportunities, including the information technology sector. If an industry or economic sector in which the Fund is invested falls out of favor, the Fund’s performance may be negatively affected.
Principal Risks
An investment in the Fund involves risks. In particular, investors should consider Market Risk, Large-Cap Stock Risk, Interest Rate Risk, Credit Risk, and Convertible Securities Risk, among others. Descriptions of these and other principal risks of investing in the Fund are provided below. There is no assurance that the Fund will achieve its investment objective and you may lose money. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and share price may go down. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to make investment decisions that seek to achieve the Fund’s investment objective. Due to its active management, the Fund could underperform its benchmark index and/or other funds with similar investment objectives and/or strategies.
Changing Distribution Level Risk. The Fund normally expects to receive income which may include interest, dividends and/or capital gains, depending upon its investments. The distribution amounts paid by the Fund will vary and generally depend on the amount of income the Fund earns (less expenses) on its portfolio holdings, and capital gains or losses it recognizes. A decline in the Fund’s income or net capital gains arising from its investments may reduce its distribution level.
Convertible Securities Risk. Convertible securities are subject to the usual risks associated with debt instruments, such as interest rate risk (the risk of losses attributable to changes in interest rates) and credit risk (the risk that the issuer of a debt instrument will default or otherwise become unable, or be perceived to be unable or unwilling, to honor a financial obligation, such as making payments to the Fund when due). Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk (the risk that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise). Because the value of a convertible security can be influenced by both interest rates and the common stock's market movements, a convertible security generally is not as sensitive to interest rates as a similar debt instrument, and generally will not vary in value in response to other factors to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would typically be paid before the company's common stockholders but after holders of any senior debt obligations of the company. The Fund may be forced to convert a convertible security before it otherwise would choose to do so, which may decrease the Fund's return.
Counterparty Risk. The risk exists that a counterparty to a transaction in a financial instrument held by the Fund or by a special purpose or structured vehicle in which the Fund invests may become insolvent or otherwise fail to perform its obligations, including making payments to the Fund, due to financial difficulties. The Fund may obtain no
Prospectus 2020	11

Tri-Continental Corporation
More Information About the Fund (continued)
or limited recovery in a bankruptcy or other reorganizational proceedings, and any recovery may be significantly delayed. Transactions that the Fund enters into may involve counterparties in the financial services sector and, as a result, events affecting the financial services sector may cause the Fund’s share value to fluctuate.
Credit Risk. Credit risk is the risk that the value of debt instruments may decline if the issuer thereof defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Various factors could affect the actual or perceived willingness or ability of the issuer to make timely interest or principal payments, including changes in the financial condition of the issuer or in general economic conditions. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Unless otherwise provided in the Fund’s Principal Investment Strategies, investment grade debt instruments are those rated at or above BBB- by S&P Global Ratings, or equivalently rated by Moody’s Investors Service, Inc. or Fitch Ratings, Inc., or, if unrated, determined by the management team to be of comparable quality. Conversely, below investment grade (commonly called “high-yield” or “junk”) debt instruments are those rated below BBB- by S&P Global Ratings, or equivalently rated by Moody’s Investors Service, Inc. or Fitch Ratings, Inc., or, if unrated, determined by the management team to be of comparable quality. A rating downgrade by such agencies can negatively impact the value of such instruments. Lower quality or unrated instruments held by the Fund may present increased credit risk as compared to higher-rated instruments. Non-investment grade debt instruments may be subject to greater price fluctuations and are more likely to experience a default than investment grade debt instruments and therefore may expose the Fund to increased credit risk. If the Fund purchases unrated instruments, or if the ratings of instruments held by the Fund are lowered after purchase, the Fund will depend on analysis of credit risk more heavily than usual.
Derivatives Risk. Derivatives may involve significant risks. Derivatives are financial instruments, traded on an exchange or in the over-the-counter (OTC) markets, with a value in relation to, or derived from, the value of an underlying asset(s) (such as a security, commodity or currency) or other reference, such as an index, rate or other economic indicator (each an underlying reference). Derivatives may include those that are privately placed or otherwise exempt from SEC registration, including certain Rule 144A eligible securities. Derivatives could result in Fund losses if the underlying reference does not perform as anticipated. Use of derivatives is a highly specialized activity that can involve investment techniques, risks, and tax planning different from those associated with more traditional investment instruments. The Fund’s derivatives strategy may not be successful and use of certain derivatives could result in substantial, potentially unlimited, losses to the Fund regardless of the Fund’s actual investment. A relatively small movement in the price, rate or other economic indicator associated with the underlying reference may result in substantial loss for the Fund. Derivatives may be more volatile than other types of investments. Derivatives can increase the Fund’s risk exposure to underlying references and their attendant risks, including the risk of an adverse credit event associated with the underlying reference (credit risk), the risk of an adverse movement in the value, price or rate of the underlying reference (market risk), the risk of an adverse movement in the value of underlying currencies (foreign currency risk) and the risk of an adverse movement in underlying interest rates (interest rate risk). Derivatives may expose the Fund to additional risks, including the risk of loss due to a derivative position that is imperfectly correlated with the underlying reference it is intended to hedge or replicate (correlation risk), the risk that a counterparty will fail to perform as agreed (counterparty risk), the risk that a hedging strategy may fail to mitigate losses, and may offset gains (hedging risk), the risk that the return on an investment may not keep pace with inflation (inflation risk), the risk that losses may be greater than the amount invested (leverage risk), the risk that the Fund may be unable to sell an investment at an advantageous time or price (liquidity risk), the risk that the investment may be difficult to value (pricing risk), and the risk that the price or value of the investment fluctuates significantly over short periods of time (volatility risk). The value of derivatives may be influenced by a variety of factors, including national and international political and economic developments. Potential changes to the regulation of the derivatives markets may make derivatives more costly, may limit the market for derivatives, or may otherwise adversely affect the value or performance of derivatives.
Derivatives Risk – Futures Contracts Risk. A futures contract is an exchange-traded derivative transaction between two parties in which a buyer (holding the “long” position) agrees to pay a fixed price (or rate) at a specified future date for delivery of an underlying reference from a seller (holding the “short” position). The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Certain
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futures contract markets are highly volatile, and futures contracts may be illiquid. Futures exchanges may limit fluctuations in futures contract prices by imposing a maximum permissible daily price movement. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. At or prior to maturity of a futures contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in futures contract prices. The liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures market could be reduced. Positions in futures contracts may be closed out only on the exchange on which they were entered into or through a linked exchange, and no secondary market exists for such contracts. Futures positions are marked to market each day and variation margin payment must be paid to or by the Fund. Because of the low margin deposits normally required in futures trading, it is possible that the Fund may employ a high degree of leverage in the portfolio. As a result, a relatively small price movement in a futures contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. For certain types of futures contracts, losses are potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures contracts executed (if any) on foreign exchanges may not provide the same protection as U.S. exchanges. Futures contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
■	An equity future is a derivative that is an agreement for the contract holder to buy or sell a specified amount of an individual equity, a basket of equities or the securities in an equity index on a specified date at a predetermined price.
Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries, such as China, Russia and certain countries in Eastern Europe, the Middle East, Asia, Latin America or Africa, are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political, economic or other conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries. Some emerging market countries have a higher risk of currency devaluations, and some of these countries may experience periods of high inflation or rapid changes in inflation rates and may have hostile relations with other countries.
Foreign Securities Risk. Investments in or exposure to foreign securities involve certain risks not associated with investments in or exposure to securities of U.S. companies. For example, foreign markets can be extremely volatile. Foreign securities may also be less liquid, making them more difficult to trade, than securities of U.S. companies so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial costs and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose withholding or other taxes on the Fund’s income, capital gains or proceeds from the disposition of foreign securities, which could reduce the Fund’s return on such securities. In some cases, such withholding or other taxes could potentially be confiscatory. Other risks include: possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about foreign companies; the impact of economic, political, social, diplomatic or other conditions or events (including, for example, military confrontations, war, terrorism and disease/virus outbreaks and epidemics), possible seizure, expropriation or nationalization of a company or its assets or the assets of a particular investor or category of investors; accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies; the imposition of economic and other sanctions against a particular foreign country, its nationals or industries or businesses within the country; and the generally less stringent standard of care to which local agents may be held in the local markets. In addition, it may be difficult to obtain reliable information
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about the securities and business operations of certain foreign issuers. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the level of risks. The risks posed by sanctions against a particular foreign country, its nationals or industries or businesses within the country may be heightened to the extent the Fund invests significantly in the affected country or region or in issuers from the affected country that depend on global markets. Additionally, investments in certain countries may subject the Fund to a number of tax rules, the application of which may be uncertain. Countries may amend or revise their existing tax laws, regulations and/or procedures in the future, possibly with retroactive effect. Changes in or uncertainties regarding the laws, regulations or procedures of a country could reduce the after-tax profits of the Fund, directly or indirectly, including by reducing the after-tax profits of companies located in such countries in which the Fund invests, or result in unexpected tax liabilities for the Fund. The performance of the Fund may also be negatively affected by fluctuations in a foreign currency's strength or weakness relative to the U.S. dollar, particularly to the extent the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short or long periods of time for a number of reasons, including changes in interest rates, imposition of currency exchange controls and economic or political developments in the U.S. or abroad. The Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars and vice versa.
Frequent Trading Risk. The portfolio managers may actively and frequently trade investments in the Fund's portfolio to carry out its investment strategies. Frequent trading of investments increases the possibility that the Fund, as relevant, will realize taxable capital gains (including short-term capital gains, which are generally taxable to shareholders at higher rates than long-term capital gains for U.S. federal income tax purposes), which could reduce the Fund's after-tax return. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's return. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.
High-Yield Investments Risk. Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated debt instruments of comparable quality tend to be more sensitive to credit risk than higher-rated debt instruments and may experience greater price fluctuations in response to perceived changes in the ability of the issuing entity or obligor to pay interest and principal when due than to changes in interest rates. These investments are generally more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. These debt instruments typically pay a premium – a higher interest rate or yield – because of the increased risk of loss, including default. High-yield debt instruments may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price the Fund desires, may carry high transaction costs, and also are generally less liquid than higher-rated debt instruments. The ratings provided by third party rating agencies are based on analyses by these ratings agencies of the credit quality of the debt instruments and may not take into account every risk related to whether interest or principal will be timely repaid. In adverse economic and other circumstances, issuers of lower-rated debt instruments are more likely to have difficulty making principal and interest payments than issuers of higher-rated debt instruments.
Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Changes in the value of a debt instrument usually will not affect the amount of income the Fund receives from it but will generally affect the value of your investment in the Fund. Changes in interest rates may also affect the liquidity of the Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk (the risk that the Fund will have to reinvest the money received in securities that have lower yields). Very low or negative interest rates may prevent the Fund from generating positive returns and may increase the risk that, if followed by rising interest rates, the Fund’s performance will be negatively impacted. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases in interest rates. Such actions may negatively affect the value of debt instruments held by the Fund, resulting in a
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negative impact on the Fund's performance and NAV. Any interest rate increases could cause the value of the Fund’s investments in debt instruments to decrease. Rising interest rates may prompt redemptions from the Fund, which may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses.
Issuer Risk. An issuer in which the Fund invests or to which it has exposure may perform poorly or below expectations, and the value of its securities may therefore decline, which may negatively affect the Fund’s performance. Underperformance of an issuer may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, disease/virus outbreaks, epidemics or other events, conditions and factors which may impair the value of an investment in the Fund and could result in increased premiums or discounts to the Fund’s net asset value.
Large-Cap Stock Risk. Investments in larger, more established companies (larger companies) may involve certain risks associated with their larger size. For instance, larger companies may be less able to respond quickly to new competitive challenges, such as changes in consumer tastes or innovation from smaller competitors. Also, larger companies are sometimes less able to achieve as high growth rates as successful smaller companies, especially during extended periods of economic expansion.
Leverage Risk. Senior securities issued or money borrowed to raise funds for investment have a prior fixed dollar claim on the Fund’s assets and income. Any gain in the value of securities purchased or income received in excess of the cost of the amount borrowed or interest or dividends payable causes the net asset value of the Fund’s Common Stock or the income available to it to increase more than otherwise would be the case. Conversely, any decline in the value of securities purchased or income received on them that is less than the asset or income claims of the senior securities or cost of borrowed money causes the net asset value of the Common Stock or income available to it to decline more sharply than would be the case if there were no prior claim. Funds obtained through senior securities or borrowings thus create investment opportunity, but they also increase exposure to risk. This influence ordinarily is called “leverage.” As of February 29, 2020, the only senior securities of the Fund outstanding were 752,740 shares of its Preferred Stock, $50 par value. The dividend rate as of February 29, 2020 on the Preferred Stock was $2.50 per annum payable quarterly. Based on the net asset value of the Fund’s Common Stock on February 29, 2020, the Fund’s portfolio requires an annual return of 0.12% in order to cover dividend payments on the Preferred Stock. For a description of such payments, see Capital Stock, Long-Term Debt, and Other Securities – Description of Capital Stock. The following table illustrates the effect of leverage relating to presently outstanding Preferred Stock on the return available to a holder of the Fund’s Common Stock.

Assumed Return on Portfolio (net of expenses)	-10%	-5%	0%	5%	10%
Corresponding Return to Common Stockholders	(10.37)%	(5.25)%	(0.12)%	5.00%	10.12%
The purpose of the table above is to assist you in understanding the effects of leverage caused by the Fund’s Preferred Stock. The percentages appearing in the table are hypothetical. Actual returns may be greater or less than those shown above.
The use of leverage creates certain risks for the Fund’s Common Stockholders, including the greater likelihood of higher volatility of the Fund’s return, its net asset value and the market price of the Fund’s Common Stock. Changes in the value of the Fund’s total assets will have a disproportionate effect on the net asset value per share of Common Stock because of the Fund’s leveraged assets. For example, if the Fund was leveraged equal to 50% of the Fund’s Common Stock equity, it would show an approximately 1.5% increase or decline in net asset value for each 1% increase or decline in the value of its total assets. An additional risk of leverage is that the cost of the leverage plus applicable Fund expenses may exceed the return on the transactions undertaken with the proceeds of the leverage, thereby diminishing rather than enhancing the return to the Fund’s Common Stockholders. These risks generally would make the Fund’s return to Common Stockholders more volatile. The Fund also may be required to sell investments in order to make interest payments on borrowings used for leverage when it may be disadvantageous to do so. Because the fees received by the Investment Manager are based on the net assets of the Fund (including
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assets attributable to the Fund’s Preferred Stock and borrowings that may be outstanding), the Investment Manager has a financial incentive for the Fund to maintain the Preferred Stock or use borrowings, which may create a conflict of interest between the Investment Manager, on the one hand, and the Common Stockholders on the other hand.
Market Risk. The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions and could result in increased premiums or discounts to the Fund’s net asset value.
The coronavirus disease 2019 (COVID-19) public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Preferred Stock Risk. Preferred stock is a type of stock that may pay dividends at a different rate than common stock of the same issuer, if at all, and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades. The most significant risks associated with investments in preferred stock include issuer risk, market risk and interest rate risk (the risk of losses attributable to changes in interest rates).
Quantitative Model Risk. Quantitative models used by the Fund may not effectively identify purchases and sales of Fund investments and may cause the Fund to underperform other investment strategies for short or long periods of time. Performance will depend upon the quality and accuracy of the assumptions, theories and framework upon which a quantitative model is based. The success of a quantitative model will depend upon the model’s accurate reflection of market conditions, with proper adjustments as market conditions change over time. Adjustments, or lack of adjustments, to the models, including as conditions change, as well as any errors or imperfections in the models, could adversely affect Fund performance. Quantitative model performance depends upon the quality of its design and effective execution under actual market conditions. Even a well-designed quantitative model cannot be expected to perform well in all market conditions or across all time intervals. Quantitative models may underperform in certain market environments including stressed or volatile market conditions. Effective execution may depend, in part, upon subjective selection and application of factors and data inputs used by the quantitative model. Discretion may be
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used by the portfolio management team when determining the data collected and incorporated into a quantitative model. Shareholders should be aware that there is no guarantee that any specific data or type of data can or will be used in a quantitative model. The portfolio management team may also use discretion when interpreting and applying the results of a quantitative model, including emphasizing, discounting or disregarding its outputs. It is not possible or practicable for a quantitative model to factor in all relevant, available data. There is no guarantee that the data actually utilized in a quantitative model will be the most accurate data available or be free from errors. There can be no assurance that the use of quantitative models will enable the Fund to achieve its objective.
Rule 144A and Other Exempted Securities Risk. The Fund may invest in privately placed and other securities or instruments exempt from SEC registration (collectively “private placements”), subject to certain regulatory restrictions. In the U.S. market, private placements are typically sold only to qualified institutional buyers, or qualified purchasers, as applicable. An insufficient number of buyers interested in purchasing private placements at a particular time could adversely affect the marketability of such investments and the Fund might be unable to dispose of them promptly or at reasonable prices, subjecting the Fund to liquidity risk (the risk that it may not be possible for the Fund to liquidate the instrument at an advantageous time or price). The Fund’s holdings of private placements may increase the level of Fund illiquidity if eligible buyers are unable or unwilling to purchase them at a particular time. The Fund may also have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Additionally, the purchase price and subsequent valuation of private placements typically reflect a discount, which may be significant, from the market price of comparable securities for which a more liquid market exists. Issuers of Rule 144A eligible securities are required to furnish information to potential investors upon request. However, the required disclosure is much less extensive than that required of public companies and is not publicly available since the offering information is not filed with the SEC. Further, issuers of Rule 144A eligible securities can require recipients of the offering information (such as the Fund) to agree contractually to keep the information confidential, which could also adversely affect the Fund’s ability to dispose of the security.
Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business within one or more economic sectors, including the information technology sector. Companies in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund more vulnerable to unfavorable developments in that sector than funds that invest more broadly. Generally, the more broadly the Fund invests, the more it spreads risk and potentially reduces the risks of loss and volatility.
Information Technology Sector. The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Management of the Fund
Board of Directors
Stockholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The Board initially approves the Service Provider Contracts (as defined below), monitors the level and quality of services provided, and evaluates the services provided annually. A more detailed description of the Fund’s Board and its responsibilities appears in the SAI.
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Primary Service Providers
The Fund enters into contractual arrangements (Service Provider Contracts) with various service providers, including, among others, the Investment Manager, the Service Agent and the Fund’s custodian. The Fund’s Service Provider Contracts are solely among the parties thereto. Stockholders are not parties to, or intended to be third-party beneficiaries of, any Service Provider Contracts. Further, this prospectus, the SAI and any Service Provider Contracts are not intended to give rise to any agreement, duty, special relationship or other obligation between the Fund and any investor, or give rise to any contractual, tort or other rights in any individual stockholder, group of stockholders or other person, including any right to assert a fiduciary or other duty, enforce the Service Provider Contracts against the parties or to seek any remedy thereunder, either directly or on behalf of the Fund. Nothing in the previous sentence should be read to suggest any waiver of any rights under federal or state securities laws.
The Investment Manager and the Service Agent are all affiliates of Ameriprise Financial, Inc. (Ameriprise Financial). They and their affiliates currently provide key services, including investment advisory, administration, distribution, stockholder servicing and transfer agency services, to the Fund and various other funds, including the Columbia Funds, and are paid for providing these services. These service relationships are described below.
The Investment Manager
Columbia Management Investment Advisers, LLC is located at 225 Franklin Street, Boston, MA 02110 and serves as investment adviser and administrator to the Columbia Funds. The Investment Manager is a registered investment adviser and a wholly-owned subsidiary of Ameriprise Financial. The Investment Manager’s management experience covers all major asset classes, including equity securities, debt instruments and money market instruments. In addition to serving as an investment adviser to traditional mutual funds, exchange-traded funds and closed-end funds, the Investment Manager acts as an investment adviser for itself, its affiliates, individuals, corporations, retirement plans, private investment companies and financial intermediaries.
Subject to oversight by the Board, the Investment Manager manages the day-to-day operations of the Fund, determining what securities and other investments the Fund should buy or sell and executing portfolio transactions. The Investment Manager may use the research and other capabilities of its affiliates and third parties in managing the Fund’s investments. The Investment Manager is also responsible for overseeing the administrative operations of the Fund, including the general supervision of the Fund’s operations, the coordination of the Fund’s other service providers and the provision of related clerical and administrative services.
The Fund pays the Investment Manager a fee for its management services, which include investment advisory services and administrative services. The fee is calculated as a percentage of the daily net assets of the Fund and is paid monthly. For the Fund’s most recent fiscal year, management services fees paid to the Investment Manager by the Fund amounted to 0.42% of average daily net assets of the Fund's Common Stock. The management services fee is equal to 0.415% of the Fund’s net assets (which includes assets attributable to the Fund’s Common Stock and Preferred Stock) on the first $500 million, gradually reducing to 0.385% as assets increase.
A discussion regarding the basis for the Board’s approval of the renewal of the Fund's management agreement is available in the Fund’s semiannual report to stockholders for the fiscal period ended June 30, 2019.
Under the management agreement, the Fund also pays taxes, brokerage commissions and non-advisory expenses, which include custodian fees and charges; fidelity bond premiums; certain legal fees; registration fees for shares, as necessary; consultants’ fees; compensation of Board members, officers and employees not employed by the Investment Manager or its affiliates; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities; interest and fee expense related to the Fund’s participation in inverse floater structures; and expenses properly payable by the Fund, approved by the Board.
Portfolio Managers
Information about the portfolio managers primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about the portfolio managers, including information relating to compensation, other accounts managed by the portfolio managers, and ownership by the portfolio managers of Fund shares.

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Portfolio Manager	Title	Role with Fund	Managed Fund Since
Brian Condon, CFA, CAIA*	Senior Portfolio Manager and Head of Quantitative Strategies	Co-Portfolio Manager	2010
David King, CFA	Senior Portfolio Manager	Co-Portfolio Manager	2011
Yan Jin	Senior Portfolio Manager	Co-Portfolio Manager	2012
Peter Albanese	Senior Portfolio Manager	Co-Portfolio Manager	2014
Raghavendran Sivaraman, Ph.D., CFA	Senior Portfolio Manager	Co-Portfolio Manager	April 2020
*	Brian Condon has announced that he plans to retire from the Investment Manager on May 31, 2020. Until then, Mr. Condon will continue to serve as a Co-Portfolio Manager of the Fund.
Mr. Condon joined one of the Columbia Management legacy firms or acquired business lines in 1999. Mr. Condon began his investment career in 1993 and earned a B.A. from Bryant University and an M.S. in finance from Bentley University.
Mr. King joined the Investment Manager in 2010. Mr. King began his investment career in 1983 and earned a B.S. from the University of New Hampshire and an M.B.A. from Harvard Business School.
Mr. Jin joined one of the Columbia Management legacy firms or acquired business lines in 2002. Mr. Jin began his investment career in 1998 and earned a M.A. in economics from North Carolina State University.
Mr. Albanese joined the Investment Manager in August 2014. Mr. Albanese began his investment career in 1991 and earned a B.S. from Stony Brook University and an M.B.A. from the Stern School of Business at New York University.
Dr. Sivaraman joined one of the Columbia Management legacy firms or acquired business lines in 2007.  Dr. Sivaraman began his investment career in 2007 and earned a B.Tech. in Computer Science Engineering from the Indian Institute of Technology, Madras and a Ph.D. in Operations Research from the Massachusetts Institute of Technology.
Transfer, Stockholder Service and Dividend Paying Agent
Columbia Management Investment Services Corp. serves as the Fund’s transfer, stockholder service and dividend paying agent and is located at 225 Franklin Street, Boston, Massachusetts 02110.
Custodian
JPMorgan Chase, N.A. serves as custodian for the Fund’s portfolio securities and is located at 1 Chase Manhattan Plaza, New York, NY 10005. It also maintains, under the general supervision of the Investment Manager, the accounting records and determines the net asset value for the Fund.
Affiliated Brokerage
The Fund may pay brokerage commission to brokers affiliated with the Fund’s Investment Manager. The Investment Manager will use an affiliate only if (i) the Investment Manager determines that the Fund will receive prices and executions at least as favorable, under the circumstances, as those offered by qualified independent brokers performing similar brokerage and other services for the Fund and (ii) the affiliate charges the Fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the management agreement. See the Brokerage Allocation and Related Practices section of the SAI for more information.
Control Persons
To the knowledge of the Fund, no person beneficially owned 25% or more of the Fund’s outstanding securities as of March 31, 2020.
Legal Proceedings
Ameriprise Financial, the parent company of Columbia Management, and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a
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material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Information regarding certain pending and settled legal proceedings may be found in the Fund’s stockholder reports and in the SAI.
Additionally, Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
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Capital Stock, Long-Term Debt, and Other Securities
Description of Capital Stock
Dividend Rights
Common Stockholders are entitled to receive dividends only if and to the extent declared and only after (i) such provisions have been made for working capital and for reserves as the Board may deem advisable, (ii) full cumulative dividends at the rate of $0.625 per share per quarterly dividend period have been paid on the Preferred Stock for all past quarterly periods and have been provided for the current quarterly period, and (iii) such provisions have been made for the purchase or for the redemption (at a price of $55 per share) of the Preferred Stock as the Board may deem advisable. In any event, no dividend may be declared upon the Common Stock unless, at the time of such declaration, the net assets of the Fund, after deducting the amount of such dividend and the amount of all unpaid dividends declared on the Preferred Stock, shall be at least equal to $100 per outstanding share of Preferred Stock. The equivalent figure was $2,080.24 at February 29, 2020. For more information about distributions, see Capital Stock, Long-Term Debt, and Other Securities – Distributions and Taxes – Distributions below.
Voting Rights
The Preferred Stock is entitled to two votes and the Common Stock is entitled to one vote per share at all meetings of stockholders. In the event of a default in payments of dividends on the Preferred Stock equivalent to six quarterly dividends, the holders of Preferred Stock (Preferred Stockholders) are entitled, voting separately as a class to the exclusion of Common Stockholders, to elect two additional directors, with such right to continue until all arrearages have been paid and current Preferred Stock dividends are provided for. Notwithstanding any provision of law requiring any action to be taken or authorized by the affirmative vote of the holders of a designated portion of all the shares or of the shares of each class, such action shall be effective if taken or authorized by the affirmative vote of a majority of the aggregate number of the votes entitled to vote thereon, except that a class vote of Preferred Stockholders is also required to approve certain actions adversely affecting their rights. Any change in the Fund’s fundamental policies may also be authorized by the vote of 67% of the votes present at a meeting if the holders of a majority of the aggregate number of votes entitled to vote are present or represented by proxy.
Consistent with the requirements of Maryland law, the Fund’s charter provides that the affirmative vote of two-thirds of the aggregate number of votes entitled to be cast thereon shall be necessary to authorize any of the following actions: (i) the dissolution of the Fund; (ii) a merger or consolidation of the Fund (in which the Fund is not the surviving corporation) with (a) an open-end investment company or (b) a closed-end investment company, unless such closed-end investment company’s articles of incorporation require a two-thirds or greater proportion of the votes entitled to be cast by such company’s stock to approve the types of transactions covered by clauses (i) through (iv) of this paragraph; (iii) the sale of all or substantially all of the assets of the Fund to any person (as such term is defined in the 1940 Act); or (iv) any amendment of the charter of this Fund which makes any class of the Fund’s stock a redeemable security (as such term is defined in the 1940 Act) or reduces the two-thirds vote required to authorize the actions listed in this paragraph. This could have the effect of delaying, deferring or preventing changes in control of the Fund.
Liquidation Rights
In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, after payment to the Preferred Stockholders of an amount equal to $50 per share plus dividends accrued or in arrears, the Common Stockholders are entitled, to the exclusion of the Preferred Stockholders, to share ratably in all the remaining assets of the Fund available for distribution to stockholders.
Other Provisions
Common Stockholders do not have preemptive, subscription or conversion rights, and are not liable for further calls or assessments. The Fund’s Board (other than any directors who may be elected to represent Preferred Stockholders as described above) are classified as nearly as possible into three equal classes with a maximum three-year term so that the term of one class of directors expires annually. Such classification provides continuity of experience and stability of the Board while providing for the election of a portion of the Board each year. Such classification could have the effect of delaying, deferring or preventing changes in control of the Fund.
Prospectus 2020	21

Tri-Continental Corporation
Capital Stock, Long-Term Debt, and Other Securities (continued)
The Board may classify or reclassify any unissued stock of any class with or without par value (including Preferred Stock and Common Stock) into one or more classes of preference stock on a parity with, but not having preference or priority over, the Preferred Stock by fixing or altering before the issuance thereof the designations, preferences, voting powers, restrictions and qualifications of, the fixed annual dividends on, the times and prices of redemption, the terms of conversion, the number and/or par value of the shares and other provisions of such stock to the full extent permitted by the laws of Maryland and the Fund’s charter. Stockholder approval of such action is not required.
Description of Warrants
The Fund has issued and outstanding warrants (the Warrants). The Fund’s charter and Warrant certificates provide that each Warrant represents the right during an unlimited time to purchase one share of Common Stock at a price of $22.50 per share, subject to increase in the number of shares purchasable and adjustment of the price payable pursuant to provisions of the charter requiring such adjustments whenever the Fund issues any shares of Common Stock at a price less than the Warrant purchase price in effect immediately prior to issue. Each Warrant presently entitles the holder to purchase 24.19 shares of Common Stock at $0.93 per share.
There were 8,043 Warrants outstanding at February 29, 2020. Fractional shares of Common Stock are not issued upon the exercise of Warrants. In lieu thereof, the Fund issues scrip certificates representing corresponding fractions of the right to receive a full share of Common Stock if exchanged by the end of the second calendar year following issuance or of the proceeds of the sale of a full share if surrendered during the next four years thereafter.
Distributions and Taxes
Distributions
Dividends are paid quarterly on the Preferred Stock and on the Common Stock in amounts representing substantially all of the net investment income earned each year by the Fund. Payments on the Preferred Stock are in a fixed amount, but payments on the Common Stock vary in amount, depending on investment income received and expenses of operation. In addition, substantially all of any taxable net gain realized on investments is paid to Common Stockholders at least annually.
For stockholder accounts established directly with the Fund (i.e., Direct-at-Fund Accounts, which are serviced by the Service Agent), unless the Service Agent is otherwise instructed by you, distributions on the Common Stock are paid in book shares of Common Stock which are entered in your Fund account as “book credits.” You may also elect to receive distributions 75% in shares and 25% in cash, 50% in shares and 50% in cash, or 100% in cash. Any such election must be received by the Service Agent by the record date for a distribution. If you hold your shares of Common Stock through a financial intermediary (such as a broker), you should contact the financial intermediary to discuss your reinvestment and distribution options, as they may be different than as described above for accounts held directly with the Fund. A distribution is treated in the same manner for income tax purposes whether you receive it in cash or partly or entirely in shares. Elections received after a record date for a distribution will be effective in respect of the next distribution. Shares issued to you in respect of distributions will be at a price equal to the lower of: (i) the closing sale or bid price, plus applicable commission, of the Common Stock on the New York Stock Exchange on the ex-dividend date or (ii) the greater of NAV per share of the Common Stock and 95% of the closing price of the Common Stock on the New York Stock Exchange on the ex-dividend date (without adjustment for the exercise of Warrants remaining outstanding). The issuance of Common Stock at less than NAV per share will dilute the NAV of all Common Stock outstanding at that time. Distributions received by you will have the effect of reducing the NAV of the shares of the Fund by the amount of such distributions. If the NAV of shares is reduced below your cost by a distribution, the distribution will be taxable as described below even though it is in effect a return of capital.
Distributions described above are subject to applicable law and the Board’s right to suspend, modify or terminate the distribution policy described below in the event the Board determines that such action would be in the best interests of the Fund. In addition, distributions will be made only when, as and if approved and declared and after paying dividends on the Preferred Stock and interest and required principal payments on borrowings, if any.
22	Prospectus 2020

Tri-Continental Corporation
Capital Stock, Long-Term Debt, and Other Securities (continued)
Pursuant to the Fund’s earned distribution policy, the Fund, subject to appropriate approval, intends to make quarterly distributions to Common Stockholders that are approximately equal to net investment income, less dividends payable on the Fund’s Preferred Stock. Capital gains, when available, are generally distributed to Common Stockholders along with the last income dividend of the calendar year. If capital gains are earned in November or December of a calendar year, they will be distributed in the following year. Dividends and other distributions to Stockholders are recorded on ex-dividend dates.
Taxes
The Fund intends to continue to qualify and elect to be treated as a regulated investment company under the Internal Revenue Code. As a regulated investment company, the Fund will generally not be subject to federal income taxes on its investment company taxable income and net capital gains realized during the year, if any, which it distributes to stockholders, provided that at least 90% of its investment company taxable income (which includes net short-term capital gains) is distributed to stockholders each year, among other requirements.
Qualification as a regulated investment company does not involve governmental supervision of management or investment practices or policies. Investors should consult their own advisors for a complete understanding of the requirements the Fund must meet to qualify for such treatment. The information set forth below relates solely to certain U.S. Federal tax matters applicable to the Fund and its U.S. stockholders, and assumes that the Fund qualifies as a regulated investment company.
If for any year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at the corporate tax rate without any deduction for distributions to stockholders. Such distributions would generally be taxable to the stockholders as qualified dividend income and generally would be eligible for the dividends received deduction in the case of corporate stockholders.
Dividends on Common Stock from the Fund’s ordinary income and net short-term capital gains are taxable to stockholders as ordinary income, whether received in cash or invested in additional shares. Dividends on Common Stock that the Fund reports as qualified dividend income will be taxed at a reduced rate to individuals (0%, 15%, or 20%) if the stockholder meets certain holding period requirements. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (generally foreign corporations incorporated in a possession of the United States or eligible for the benefits of a comprehensive tax treaty with the United States that meets certain requirements, or if the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). The amount of dividends that may be designated as “qualified dividend income” by the Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. stockholder must meet certain holding period requirements with respect to the Fund’s shares.
Distributions of net capital gains (i.e., the excess of net long-term capital gains over any net short-term capital losses) are taxable to stockholders as long-term capital gains, whether received in cash or invested in additional shares, regardless of how long stockholders held their shares. Individual stockholders will be subject to federal income tax on distributions reported by the Fund as capital gains dividends at preferential rates (0%, 15%, or 20%). Net capital gain of a corporate stockholder is taxed at the same rate as ordinary income.
At December 31, 2019, the Fund had no capital loss carryforwards for federal income purposes.
Dividends declared in October, November or December of a calendar year, payable to stockholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by the Fund and received by each stockholder on December 31 of such calendar year. Under this rule, therefore, stockholders may be taxed in one year on dividends actually received (or reinvested) in January of the following year.
Distributions of Common Stock will generally be treated as if the stockholder received cash equivalent to the value of such Common Stock. A stockholder will have a tax basis in the distributed shares of Common Stock equal to such amount and a stockholder’s holding period with respect to such Common Stock will begin the day following the distribution date for the Common Stock.
Prospectus 2020	23

Tri-Continental Corporation
Capital Stock, Long-Term Debt, and Other Securities (continued)
Any gain or loss you realize upon a sale of Common Stock (provided you are not a dealer in securities and hold the Common Stock as a capital asset) will generally be treated as a long-term capital gain or loss if you held your shares for more than one year and as a short-term capital gain or loss if you held your shares for one year or less. Long-term capital gain of a non-corporate U.S. stockholder is generally taxed at preferential rates (0%, 15%, or 20%). Net capital gain of a corporate stockholder is taxed at the same rate as ordinary income. However, if shares on which a capital gain distribution has been received are subsequently sold and such shares have been held for six months or less (after taking into account certain transactions that may affect the holding period of the shares), any loss realized will be treated as long-term capital loss to the extent of the long-term capital gain distribution. No loss will be allowed on the sale or other disposition of shares of Common Stock if, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, you acquire (such as through the Fund’s Automatic Dividend Investment Plan or Cash Purchase Plan), or enter into a contract or option to acquire, additional shares of the Fund or securities that are substantially identical to the Common Stock.
The repurchase of shares of Common Stock by the Fund generally will be a taxable transaction for federal income tax purposes, either as a sale as described above or, under certain circumstances, as a dividend. A repurchase of shares of Common Stock generally will be treated as a sale if the receipt of cash by the stockholder results in a “complete redemption” of the stockholder’s interest in the Fund or is “substantially disproportionate” or “not essentially equivalent to a dividend” with respect to the stockholder. In determining whether any of these tests have been met, shares actually owned and shares considered to be owned by the stockholder by reason of certain constructive ownership rules generally must be taken into account.
If a repurchase of shares of Common Stock by the Fund is not treated as a sale, it will be taxable to the stockholder as a dividend to the extent of such stockholder’s allocable share of the Fund’s current and accumulated earnings and profits. Any proceeds in excess of the amount taxable as a dividend would constitute a nontaxable return of capital (to the extent of the stockholder’s adjusted tax basis in the shares of Common Stock repurchased), and any amount in excess of the stockholder’s adjusted tax basis would constitute taxable gain. Any remaining tax basis in the shares of Common Stock repurchased by the Fund will be transferred to any remaining shares of Common Stock held by such stockholder.
Proposed regulations provide that a fund investing in real estate investment trusts (REITs) that designate qualified REIT dividends may designate section 199A dividends in written statements to Fund stockholders. Non-corporate Fund stockholders may be able to deduct 20% of a fund’s designated section 199A dividends (if any). There is no assurance that the Fund will designate section 199A dividends, even if it is eligible to do so.
Certain high-income individuals (as well as estates and trusts) are subject to a 3.8% tax on net investment income. For individuals, the 3.8% tax applies to the lesser of (1) the amount (if any) by which the taxpayer’s modified adjusted gross income exceeds certain threshold amounts or (2) the taxpayer’s “net investment income.” Net investment income generally includes for this purpose dividends, including any capital gain dividends, paid by the Fund, and net capital grains recognized on the sale or disposition of Common Stock.
The Fund is required by federal law to withhold tax at the rate of 24% of taxable distributions and repurchase proceeds paid to you (including amounts paid to you in additional shares of Common Stock) if: you have not provided a correct taxpayer identification number (TIN) or have not certified to the Fund that withholding does not apply; the Internal Revenue Service (IRS) has notified the Fund that the TIN provided is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding. Any amounts withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided the required information is furnished to the IRS on a timely basis.
The Fund is subject to a 4% nondeductible excise tax on amounts required to be paid but not distributed under a prescribed formula. The formula requires payment to stockholders during a calendar year of distributions representing at least 98% of the Fund’s ordinary income for the calendar year, at least 98.2% of its net capital gain income realized during the one-year period ending on October 31 during such year, and all ordinary income and net capital gain income for prior years that was not previously distributed. The Fund intends to make sufficient distributions or deemed distributions of its ordinary income and net capital gain income prior to the end of each calendar year to avoid liability for the excise tax, but there is no assurance that the Fund will be able to do so.
24	Prospectus 2020

Tri-Continental Corporation
Capital Stock, Long-Term Debt, and Other Securities (continued)
The information provided above is only a summary of certain U.S. federal tax matters that may affect your investment in Common Stock. It is not intended as a substitute for careful tax planning. Your investment in Common Stock may have other tax implications. The information above does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Common Stock through a tax-advantaged account, such as a 401(k) plan or IRA. You should consult with your own tax advisor about the particular tax consequences to you of an investment in Common Stock, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
Prospectus 2020	25

Tri-Continental Corporation
Computation of Net Asset Value
The Fund calculates the NAV per share of the Common Stock at the end of each business day, with the value of the Fund’s shares based on the total value of all of the securities and other assets that it holds as of a specified time.
FUNDamentals
NAV Calculation
NAV per share of Common Stock is calculated as follows:
NAV per share =  (Value of assets of the Fund) – (Liabilities of the Fund) – (Prior Claim of Preferred Stock)
Number of outstanding shares of the Common Stock
FUNDamentals
Business Days
A business day is any day that the New York Stock Exchange (NYSE) is open. A business day typically ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. The Fund will not treat an intraday unscheduled disruption in NYSE trading or an intraday unscheduled closing as a close of regular trading on the NYSE for these purposes and will price its shares as of the regularly scheduled closing time for that day (typically, 4:00 p.m. Eastern time). Notwithstanding the foregoing, the NAV of Fund shares may be determined at such other time or times (in addition to or in lieu of the time set forth above) as the Fund’s Board may approve or ratify. On holidays and other days when the NYSE is closed, the Fund’s NAV is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.
Equity securities are valued primarily on the basis of market quotations reported on stock exchanges and other securities markets around the world. If an equity security is listed on a national exchange, the security is valued at the closing price or, if the closing price is not readily available, the mean of the closing bid and asked prices. Certain equity securities, debt securities and other assets are valued differently. For instance, bank loans trading in the secondary market are valued primarily on the basis of indicative bids, fixed income investments maturing in 60 days or less are valued primarily using the amortized cost method, unless this methodology results in a valuation that does not approximate the market value of these securities, and those maturing in excess of 60 days are valued primarily using a market-based price obtained from a pricing service, if available. Investments in open-end funds are valued at their published NAVs. Both market quotations and indicative bids are obtained from outside pricing services approved and monitored pursuant to a policy approved by the Fund's Board.
If a market price is not readily available or is deemed not to reflect market value, the Fund will determine the price of a portfolio security based on a determination of the security's fair value pursuant to a policy approved by the Fund’s Board. In addition, the Fund may use fair valuation to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) corporate actions, earnings announcements, litigation or other events impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a foreign security's market price is readily available and reflective of market value and, if not, the fair value of the security. To the extent the Fund has significant holdings of small cap stocks, high-yield bonds, floating rate loans, or tax-exempt, foreign or other securities that may trade infrequently, fair valuation may be used more frequently than for other funds.
26	Prospectus 2020

Tri-Continental Corporation
Computation of Net Asset Value (continued)
Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Fund uses fair valuation to price securities, it may value those securities higher or lower than another fund would have priced the security. Also, the use of fair valuation may cause the Fund's performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund's performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained one or more independent fair valuation pricing services to assist in the fair valuation process for foreign securities.
Prospectus 2020	27

Tri-Continental Corporation
Buying and Selling Shares
Transaction Rules and Policies
The Fund or the Service Agent may refuse any order to buy shares. If this happens, the Fund will return any money it received, but no interest will be paid on that money. Your financial intermediary may have rules and policies in place that are in addition to or different than those described below.
“Good Form”
An order is in “good form” if the Service Agent or your financial intermediary has received payment (in the case of purchases) and all of the information and documentation it deems necessary to effect your order. For example, when you sell shares, “good form” means that your request (i) has complete instructions and written requests include the signatures of all account owners, (ii) is for an amount that is less than or equal to the shares in your account for which payment has been received and collected, (iii) has a Medallion Signature Guarantee for amounts greater than $100,000 and certain other transactions, as described below, and (iv) includes any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 800.345.6611, option 3.
Medallion Signature Guarantees
The Service Agent may require a Medallion Signature Guarantee for your signature in order to process certain transactions, including if: (i) the transaction amount is over $100,000; (ii) you want your check made payable to someone other than the registered account owner(s); (iii) the address of record has changed within the last 30 days; (iv) you want the check mailed to an address other than the address of record; (v) you want proceeds to be sent according to existing bank account instructions not coded for outgoing Automated Clearing House (ACH) or wire, or to a bank account not on file; or (vi) you are changing legal ownership of your account.
A Medallion Signature Guarantee helps assure that a signature is genuine and not a forgery. A Medallion Signature Guarantee must be provided by an eligible guarantor institution including, but not limited to, the following: a bank, credit union, savings association, broker or dealer that participates in the Securities Transfer Association Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP) or the New York Stock Exchange Medallion Signature Program (MSP). For other transactions, the Service Agent may require a signature guarantee. Notarization by a notary public is not an acceptable signature guarantee. The Service Agent reserves the right to reject a signature guarantee and to request additional documentation for any transaction.
eDelivery and Mailings to Households
In order to reduce stockholder expenses, the Fund may mail only one copy of the Fund’s prospectus and each annual and semiannual report to those addresses shared by two or more accounts. If you wish to receive separate copies of these documents, call 800.345.6611, option 3 or, if your shares are held through a financial intermediary, contact your intermediary directly. Additionally, you may elect to enroll in eDelivery to receive electronic versions of these documents, as well as quarterly statements and supplements, by logging into your account at columbiathreadneedleus.com/investor/.
Limitations on Purchases and Sales
Purchases and sales of shares of the Fund’s Common Stock (other than for tax-deferred retirement plan accounts) are limited to a total of 12,500 shares transacted per calendar quarter, subject to a maximum 40,000 shares per calendar year, per account (including any related accounts, e.g., those under the same social security number or tax identification number or otherwise under common control), subject to certain limited exceptions at the sole discretion of the Fund.
Additionally, the Fund’s stock repurchase program allows the Fund to repurchase up to 5% of the Fund’s outstanding Common Stock during the year directly from Stockholders and in the open market, provided that, with respect to shares purchased in the open market, the discount is greater than 10%. See Summary of the Fund – Prospectus Summary for more information.
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Tri-Continental Corporation
Buying and Selling Shares (continued)
Direct-at-Fund Accounts
You can hold Fund shares through an account established and held through your financial intermediary or you may establish an account directly with the Fund (Direct-at-Fund Accounts), in which case you will receive Fund account transaction confirmations and statements from the Service Agent, and not your financial intermediary. Direct-at-Fund Accounts may be established as non-qualified accounts or as tax-deferred retirement plan accounts (e.g., traditional and Roth IRAs, etc.). Please contact the Service Agent at the contact information below for the required paperwork and more information about how to establish a Direct-at-Fund Account. You may contact the Service Agent for Direct-at-Fund Accounts at:
Regular Mail:
Tri-Continental Corporation
P.O. Box 219371
Kansas City, MO 64121-9371
Overnight Mail:
Tri-Continental Corporation
c/o DST Asset Manager Solutions, Inc.
430 W 7th Street, Ste 219371
Kansas City, MO 64105-1407
Telephone:
Toll free: 800.345.6611, option 3
Your call will typically be answered by a stockholder services representative Monday through Friday between the hours of 9:00 a.m. and 6:00 p.m. Eastern time, excluding holidays.
Stockholder Information
The Service Agent maintains books and records for Direct-at-Fund Accounts, and confirms such account transactions to stockholders. To insure prompt delivery of checks, account statements and other information, you should notify the Service Agent immediately, in writing or over the phone, of any address changes. If mail sent by the Fund or the Service Agent, including confirmations, statements or tax forms, is returned as undeliverable by the U.S. Postal Service, the Fund or the Service Agent will stop all mailings to your address of record and any subsequent systematic purchases to your account will not be permitted until you provide a valid mailing address. If you elect to receive Fund income dividend distribution or capital gains distributions by check and your check is returned as undeliverable by the U.S. Postal Service, the Fund or the Service Agent will reinvest the distribution check in your account to purchase additional shares of the Fund and all future distributions will be automatically reinvested until you provide a valid mailing address. Reinvested distributions (i.e., purchases made under the Automatic Dividend Investment Plan) will receive the market offering price calculated on the date of the reinvestment. Purchase orders made under the Cash Purchase Plan (including reinvestment of returned distribution checks as described above) are generally priced one time per week, typically each Wednesday, or the next available business day if the Exchange is not open for business on Wednesday; however, the processing of Fund share purchase orders, including the exercise of Warrants to purchase shares of Common Stock, may be delayed in connection with regulatory requirements obligating the Fund to suspend the offering of Fund shares until this prospectus is amended if, subsequent to the date of this prospectus, the Fund’s NAV declines more than ten percent from its NAV as of the date of this prospectus. You will not receive interest on amounts represented by uncashed distribution checks.
If you close your account, it is important that you notify the Service Agent of any subsequent address changes to ensure that you receive a year-end statement and tax information for that year. You will be sent reports quarterly regarding the Fund.
For information about your Direct-at-Fund Account, you may contact the Fund by phone or in writing at the contact information noted above. 24-hour automated telephone access is available by dialing 800.345.6611 (within the United States) on a touchtone telephone, which provides instant access to price, account balance, most recent transaction and other information. In addition, you may request account statements and Form 1099-DIV.
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Tri-Continental Corporation
Buying and Selling Shares (continued)
Share Keeping Service
You may send certificates for shares of the Fund’s Common Stock to Tri-Continental Corporation to be placed in your account. Certificates should be sent to Tri-Continental Corporation, P.O. Box 219371, Kansas City, MO 64121-9371, with a letter requesting that they be placed in your account. You should not sign the certificates and they should be sent by certified or registered mail. Return receipt is advisable; however, this may increase mailing time. We recommend using registered mail when returning outstanding certificates for 1.5% of the current market value of the shares. The recommended insurance amount is based on the premium for a lost certificate bond in the event the certificate is lost in transit.
When your certificates are received by the Service Agent, the shares will be entered in your Fund account as “book credits” and shown on the account statement received from the Service Agent. If you use the Share Keeping Service, you should keep in mind that you may need a stock certificate for delivery to a broker if you wish to sell shares. A certificate will be issued and sent to you on your written or telephone request to the Service Agent, usually within two business days of the receipt of your request. You should consider the time it takes for a letter to arrive at the Service Agent and for a certificate to be delivered to you by mail before you choose to use this service. During such time the market price of the Common Stock may fluctuate.
Buying Shares
Purchases will be made by the Fund from time to time on the Exchange or elsewhere to satisfy cash purchase investments made under the Cash Purchase Plan, as described below. Purchases will be suspended on any day when the closing price (or closing bid price if there were no sales) of the Common Stock on the Exchange on the preceding trading day was higher than the NAV per share (without adjustment for the exercise of Warrants remaining outstanding). If on the date shares are issuable to stockholders making cash purchase investments under the Cash Purchase Plan (the Issuance Date), shares previously purchased by the Fund are insufficient to satisfy cash purchase investments and on the last trading day immediately preceding the Issuance Date the closing sale or bid price of the Common Stock is lower than or the same as the NAV per share, the Fund will continue to purchase shares until a number of shares sufficient to cover all investments by stockholders has been purchased or the closing sale or bid price of the Common Stock becomes higher than the NAV, in which case the Fund will issue the necessary additional shares. If on the last trading date immediately preceding the Issuance Date, the closing sale or bid price of the Common Stock was higher than the NAV per share, and if shares of the Common Stock previously purchased on the Exchange or elsewhere are insufficient to satisfy cash purchase investments, the Fund will issue the necessary additional shares from authorized but unissued shares of the Common Stock.
Shares will be issued on the dividend payable date (for reinvested Fund distributions under the Automatic Dividend Investment Plan, as described below) or the Issuance Date at a price equal to the lower of (1) the closing sale or bid price, plus applicable commission, of the Common Stock on the Exchange on the ex-dividend date or Issuance Date or (2) the greater of the NAV per share of the Common Stock on such trading day (without adjustment for the exercise of Warrants remaining outstanding) and 95% of the closing sale or bid price of the Common Stock on the Exchange on such trading day. The issuance of Common Stock at less than NAV per share will dilute the NAV of all Common Stock outstanding at that time. The Common Stock has historically been priced in the market at less than its NAV per share (i.e., at a discount).
The net proceeds to the Fund from the purchases made under the Cash Purchase Plan will be added to its general funds and will be available for investment. The Investment Manager anticipates that investment of any proceeds, in accordance with the Fund’s investment objective and policies, will take up to thirty days from their receipt by the Fund, depending on market conditions and the availability of appropriate securities, but in no event will such investment take longer than six months. Pending such investment in accordance with the Fund’s objective and policies, the proceeds will be held in U.S. Government Securities (which term includes obligations of the United States Government, its agencies or instrumentalities) and other short-term money market instruments as well as affiliated money market funds.
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Tri-Continental Corporation
Buying and Selling Shares (continued)
Investment Plans
The Fund makes available the Automatic Dividend Investment Plan and the Cash Purchase Plan (collectively, the Investment Plans) to any Common Stockholder with a Direct-at-Fund Account who wishes to purchase additional shares of the Fund. The Automatic Dividend Investment Plan provides stockholders with the option to add to their investment with reinvested distributions from the Fund, and the Cash Purchase Plan provides stockholders with the option to add to their investment with cash purchases. You may participate in one or both of the Investment Plans. Direct-at-Fund Account stockholders will automatically be enrolled in the reinvested distributions option under the Automatic Dividend Investment Plan, but must elect to participate in the cash purchase option under the Cash Purchase Plan.
■	Automatic Dividend Investment Plan. Under the Automatic Dividend Investment Plan, you may elect to purchase additional shares of the Fund’s Common Stock with dividends or other distributions on shares of the Fund owned. For Direct-at-Fund Accounts, unless the Service Agent is otherwise instructed by you as described below, 100% of distributions on the Common Stock are automatically paid in book shares of Common Stock which are entered in your Fund account as “book credits.” You may otherwise elect to receive distributions 75% in shares and 25% in cash, 50% in shares and 50% in cash, or 100% in cash. Any request to change your distribution payment option must be received by the Service Agent by the record date for a distribution in order for the change to take effect for such distribution. Elections received after a record date for a distribution will be effective for next distribution. Shares issued to you in respect of distributions will be priced as described above (see Buying and Selling Shares – Buying Shares).

The tax treatment of dividends and capital gain distributions is the same whether you take them in cash or reinvest them (partly or entirely) to buy additional shares of the Fund’s Common Stock. For more information regarding distributions and taxes, see Capital Stock, Long-Term Debt and Other Securities – Distributions and Taxes.

At present there is no charge for reinvested distribution purchases made under the Automatic Dividend Investment Plan.
■	Cash Purchase Plan. Under the Cash Purchase Plan, you may elect to purchase additional shares of the Fund’s Common Stock with cash dividends paid by other corporations in which stock is owned, or with cash purchase payments (including via ACH, as described below).

Under the Cash Purchase Plan, the Service Agent may receive and invest other corporation’s distributions or cash payments made by you in additional shares of the Fund’s Common Stock (after deducting a transaction fee) in your accounts, as described above (see Buying and Selling Shares – Buying Shares). Purchase orders received in connection with the Cash Purchase Plan are generally priced one time per week, typically each Wednesday (or the next available business day if the Exchange is not open for business on Wednesday), subject to the potential for the suspension of such purchases as described above (see Buying and Selling Shares – Buying Shares). Cash purchase payments forwarded by you under the Cash Purchase Plan should be made payable to Tri-Continental Corporation and mailed to the regular or overnight mail address noted in Buying and Selling Shares – Direct-at-Fund Accounts above. Checks for investment must be in U.S. dollars drawn on a domestic bank. You will be assessed a $15 fee for any checks rejected by your financial institution due to insufficient funds or other reasons. The Fund does not accept cash, credit card convenience checks, money orders, traveler’s checks, starter checks, third or fourth party checks, or other cash equivalents.

At present, stockholders participating in the Cash Purchase Plan will pay a transaction fee of $2.00 for each cash purchase transaction.
Automated Clearing House (ACH). If you elect to participate in the Cash Purchase Plan you may establish the ACH privilege on your account, which allows you to transfer money directly from your bank account by electronic funds transfer to be invested in additional shares of Common Stock for your Direct-at-Fund Account.
You may elect to participate, change your election, or terminate participation in any investment option available under the Investment Plans at any time by completing the “Tri-Continental Corporation Authorization Form” (which provides details for each of the investment options available under the Investment Plans) available at
Prospectus 2020	31

Tri-Continental Corporation
Buying and Selling Shares (continued)
columbiathreadneedleus.com. There is no minimum additional investment. For information on the maximum permissible purchase amount, see Buying and Selling Shares – Transaction Rules and Policies – Limitations on Purchases and Sales.
Stockholders may elect to terminate participation in the Investment Plans at any time by contacting the Service Agent (note that a minimum notice in advance of a pending transaction may be required) in writing. The Investment Plans, with respect to a Direct-at-Fund Account, will terminate automatically upon full liquidation of the account. If your shares are held in book credit form, you may terminate your participation in the Investment Plans and (i) receive a certificate for all or a part of your shares, or (ii) have all or a part of your shares sold for you by the Fund, and retain any unsold shares in book credit form or receive a certificate for any unsold shares. If you elect to have shares sold, you will receive the proceeds from the sale. Only participants whose shares are held in book credit form may elect upon termination of their participation in the Investment Plans to have shares sold in the above manner. Instructions must be signed by all registered stockholders and should be sent to the Fund at the address above. This will not affect the date on which your instruction to sell shares is actually processed. If your Direct-at-Fund Account is terminated between the record and payment dates of a Fund distribution, the distribution payment will be made in cash. The Service Agent may amend or terminate the Investment Plans at any time upon written notice to stockholders.
Additional information about the Investment Plans is available by contacting the Service Agent at the contact information noted under Buying and Selling Shares – Direct-at-Fund Accounts above. As of February 29, 2020, 9,953 stockholders, owning approximately 17,759,784.14 shares of Common Stock, were using the Investment Plans.
Selling Shares
When you sell shares, the amount you receive may be more or less than the amount you invested.
Direct-at-Fund Account stockholders may sell their shares through the Service Agent. Orders to sell Direct-at-Fund Account shares may be placed with the Service Agent via mail or telephone, each as described below. Note that Direct-at-Fund Account sell orders received in “good form” by and processed through the Service Agent are generally priced one time per week, typically each Wednesday (or the next available business day if the Exchange is not open for business on Wednesday). For example, a sell order received in “good form” on a Thursday will not be processed (and your shares not sold) until the following Wednesday, provided that the Exchange is open for business on such day. During such time, the market price of the Common Stock may fluctuate.
If you have outstanding stock certificates, you must send your stock certificates to the Service Agent (this is one of the requirements for your sell order to be considered received in “good form”). We recommend using registered mail when returning outstanding certificates for 1.5% of the current market value of the shares. The recommended insurance amount is based on the premium for a lost certificate bond in the event the certificate is lost in transit.
Written Request. Written instructions to sell your Direct-at-Fund Account shares and any stock certificates should be sent to Tri-Continental Corporation at to the regular or overnight mail address noted in Buying and Selling Shares – Direct-at-Fund Accounts above.
Telephone Request. For sell orders not required to be submitted in writing, you may call the Service Agent at 800.345.6611, option 3 and speak to a stockholder services representative about selling your shares. Telephone orders may not be as secure as written orders. The Fund and its Service Agent will take reasonable steps to confirm that telephone instructions are genuine. For example, the Service Agent requires proof of your identification before acting on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.
Proceeds from the sale of shares from your account in the Fund’s Common Stock may be sent to you by check to the address of record or to your bank account by wire or electronic funds transfer via Automated Clearing House (ACH) subject to certain limitations. If you wish to have your proceeds sent via wire or ACH you must set up this feature prior to your request unless you are submitting your request in writing with a Medallion Signature Guarantee. The minimum amount that may be sent by wire is $500, and when selling Fund shares via telephone request, the
32	Prospectus 2020

Tri-Continental Corporation
Buying and Selling Shares (continued)
maximum amount that can be sent by check, wire, or ACH is $100,000 per day, per Fund account, subject to certain limitations. See Buying and Selling Shares – Transaction Rules and Policies – Limitations on Purchases and Sales section above. The Service Agent charges a fee for proceeds sent by wire and may waive the fee for certain accounts. The receiving bank may charge an additional fee.
Systematic Withdrawal Option. The systematic withdrawal option is made available to Direct-at-Fund Account stockholders. The systematic withdrawal option enables you to receive fixed payments from your investment in the Fund’s Common Stock in any amount at specified regular intervals. You may start a systematic withdrawal option under the Investment Plans if your shares of the Fund’s Common Stock have a market value of $5,000 or more. Shares must be held in your account as book credits. The Service Agent will act for you, make payments to you in specified amounts on either the 1st or 15th day of each month, as designated by you, and maintain your account.
You may choose to receive your withdrawals via check or direct deposit into your bank account. Payments under the systematic withdrawal option will be made by selling exactly enough full and fractional shares of Common Stock to cover the amount of the designated withdrawal. Sales may be made on the Exchange or elsewhere. Payments from sales of shares will reduce the amount of capital at work and dividend earning ability, and ultimately may liquidate your investment in the Fund. You can cancel the systematic withdrawal option by giving the Fund 30 days’ notice in writing or by calling the Service Agent at 800.345.6611, option 3. Sales of shares may result in gain or loss to you for income tax purposes. Please contact the Service Agent for further information on how to establish or cancel the systematic withdrawal option on your account.
Satisfying Sell Orders
The Fund can suspend sales and/or delay payment of sale proceeds for up to seven days. The Fund can also suspend sales and/or delay payment of sale proceeds in excess of seven days under certain circumstances, including when the Exchange is closed or trading thereon is restricted or during emergency or other circumstances, including as determined by the SEC.
Sale of Newly Purchased Shares
You may not sell Fund shares for which the Fund has not yet received payment. Shares purchased by check or electronically by ACH when the purchase payment is not guaranteed will be considered in “good form” for sale only after they have been held in your account for 6 calendar days after the trade date of the purchase (Collected Shares). If you request a sale for an amount that, based on the market price next calculated after your request is received, includes any shares that are not yet Collected Shares, the Fund will only process the sale up to the amount of the value of Collected Shares available in your account. The sale of newly purchased Fund shares that are not Collected Shares will not be processed until such shares become Collected Shares (and therefore in “good form”) and will then be priced by the Fund the next Wednesday, or the next available business day if the Exchange is not open for business on Wednesday. You must submit a new request if you wish to sell those shares that were not yet Collected Shares at the time the original request was received by the Fund.
Prospectus 2020	33

Tri-Continental Corporation
Additional Information
Issuance of Shares in Connection with Acquisitions
The Fund may issue shares of its Common Stock in exchange for the assets of another investment company in transactions in which the number of shares of Common Stock of the Fund to be delivered will be generally determined by dividing the current value of the seller’s assets by the current per share NAV or market price on the Exchange of the Common Stock of the Fund, or by an intermediate amount. In such acquisitions, the number of shares of the Fund’s Common Stock to be issued will not be determined on the basis of the market price of such Common Stock if such price is lower than its NAV per share, except pursuant to an appropriate order of the Securities and Exchange Commission or approval by stockholders of the Fund, as required by law.
Some or all of the stock so issued may be sold from time to time by the recipients or their stockholders through brokers in ordinary transactions on stock exchanges at current market prices. The Fund has been advised that such sellers may be deemed to be underwriters as that term is defined in the Securities Act of 1933, as amended.
34	Prospectus 2020

Tri-Continental Corporation
Additional Information (continued)
Table of Contents of the Statement of Additional Information

SAI PRIMER	2
ABOUT THE FUND	5
ADDITIONAL INVESTMENT POLICIES	6
ABOUT FUND INVESTMENTS	8
Types of Investments	8
Information Regarding Risks	43
Lending of Portfolio Securities	71
Interfund Lending	71
INVSESTMENT MANAGEMENT AND OTHER SERVICES	73
The Investment Manager	73
Potential Conflicts of Interest	75
Structure of Compensation	76
The Administrator	77
Other Services Provided	77
Other Roles and Relationships of Ameriprise Financial and Its Affiliates – Certain Conflicts of Interest	78
Code of Ethics	82
Proxy Voting Policies and Procedures	82
FUND GOVERNANCE	84
Board of Directors and Officers	84
Compensation	93
BROKERAGE ALLOCATION AND RELATED PRACTICES	95
General Brokerage Policy, Brokerage Transactions and Broker Selection	95
Brokerage Commissions	98
Directed Brokerage	99
Securities of Regular Broker-Dealers	99
TAXATION	100
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	111
INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS	112
OTHER INFORMATION	113
Conduct of the Fund’s Business	113
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON FINANCIAL STATEMENT SCHEDULE	114
APPENDIX A – DESCRIPTION OF RATINGS	A-1
APPENDIX B – CORPORATE GOVERNANCE AND PROXY VOTING PRINCIPLES	B-1
Prospectus 2020	35

Tri-Continental Corporation
P.O. Box 219104
Kansas City, MO 64121-9104
Additional Information About the Fund
Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to stockholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI also provides additional information about the Fund and its policies. The SAI, which has been filed with the SEC, is legally part of this prospectus (incorporated by reference). To obtain these documents free of charge, to request other information about the Fund and to make stockholder inquiries, please contact the Fund as follows:
By Mail:  Tri-Continental Corporation
P.O. Box 219371
Kansas City, MO 64121-9371
By Telephone: 800.345.6611
Online: columbiathreadneedleus.com
Reports and other information about the Fund are also available in the EDGAR Database on the SEC’s website at http://www.sec.gov. You can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
Investment Company Act File #811-00266
TICKER SYMBOL: TY
Columbia Threadneedle Investments is the global brand name of the Columbia and Threadneedle group of companies.
© 2020
PRO240_12_K01_(05/20)